Exhibit 23
                                                 Exelon Corporation
                                                 Form 11-K File No. 1-16169





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



              We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No.'s 333-37082; 333-49780) of Exelon Corporation of our report dated June 19, 2003, pertaining to the financial statements of the Exelon Corporation Employee Savings Plan, which appears in this Form 11-K.




                                         Washington, Pittman & McKeever, LLC


Chicago, Illinois
June 24, 2003




















                                       19